Exhibit 10.2 MANNATECH, INCORPORATED 2017 STOCK INCENTIVE PLAN PERFORMANCE STOCK UNIT AWARD CERTIFICATE THIS IS TO CERTIFY that Mannatech, Incorporated, a Texas corporation (the “Company”), has granted you (the “Participant”) hypothetical units of Common Stock (“Performance Stock Units”) under the Company’s 2017 Stock Incentive Plan (the “Plan”), as follows: Name of Participant: _____________________________________ Address of Participant: _____________________________________ _____________________________________ Number of Performance Stock Units: _____________________________________ Date of Grant: _____________________________________ Performance Period: Vesting Schedule: Performance Goals1 Performance Units Vested By your signature and the signature of the Company’s representative below, you and the Company agree to be bound by all of the terms and conditions of the attached Performance Stock Unit Award Agreement and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Certificate, you hereby irrevocably elect to accept the Performance Stock Unit rights granted under this Certificate and the related Performance Stock Unit Award Agreement and to receive the Performance Stock Units designated above subject to the terms of the Plan, this Certificate and the Award Agreement. Participant: Name: , an individual Dated: _______________________________ Mannatech, Incorporated By: Title: Dated: _______________________________ 1 Subject to certification of achievement by the Administrator.

MANNATECH, INCORPORATED 2017 STOCK INCENTIVE PLAN PERFORMANCE STOCK UNIT AWARD AGREEMENT This Performance Stock Unit Award Agreement (the “Agreement”), is entered into on the Date of Grant, subject to the Participant’s acceptance of the terms of the Agreement evidenced by the Participant’s signature on the Performance Stock Unit Award Certificate to which the Agreement is attached (the “Certificate”), by and between Mannatech, Incorporated, a Texas corporation (the “Company”), and the Participant named in the Certificate. Under the Mannatech, Incorporated 2017 Stock Incentive Plan (the “Plan”), the Administrator has authorized the grant to the Participant of the number of Performance Stock Units set forth in the Certificate (the “Award”), under the terms and subject to the conditions set forth in this Agreement, the Certificate and the Plan. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Plan. NOW, THEREFORE, in consideration of the premises and the benefits to be derived from the mutual observance of the covenants and promises contained in this Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Basis for Award. This Award is granted under the Plan for valid consideration provided to the Company by the Participant. By the Participant’s execution of the Certificate, the Participant agrees to accept the Award rights granted under the Certificate and this Agreement and to receive the Performance Stock Units designated in the Certificate subject to the terms of the Plan, the Certificate and this Agreement. 2. Performance Stock Units Awarded. The Company hereby awards and grants to the Participant the number of Performance Stock Units set forth in the Certificate. Each Performance Stock Unit represents a right to receive one Share (or the cash equivalent) from the Company upon vesting of the Performance Stock Unit as provided in Section 3 below. Vested Performance Stock Units will be settled as provided in Section 4 below. The Company will, in accordance with the Plan, establish and maintain an account (the “Performance Stock Unit Account”) for the Participant and will credit that account for the number of Performance Stock Units granted to the Participant. The value of each Performance Stock Unit on any given date will equal the Fair Market Value of one Share on that date. 3. Vesting. Subject to the Administrator’s written certification pursuant to Section 8(d) of the Plan, the Performance Stock Units will vest pursuant to the Vesting Schedule set forth in the Certificate, on condition that the Participant is still in Continuous Service at the end of the Performance Period. If the Participant ceases Continuous Service for any reason before the date of the Administrator’s written certification, the Participant will immediately forfeit the Performance Stock Units. 4. Settlement. The Company will settle the Award on the Settlement Date or Dates set forth in the Certificate by issuing to the Participant one Share for each Performance Stock Unit that has satisfied all vesting requirements on that Settlement Date. Upon settlement, the Performance

Stock Units will cease to be credited to the Performance Stock Unit Account. If the Certificate does not specify a Settlement Date, the applicable Settlement Date will be each vesting date set forth in the Vesting Schedule. Subject to the satisfaction of the withholding provisions in Section 7 below, the Administrator will cause a stock certificate to be delivered on the applicable Settlement Date to the Participant with respect to the Shares issued on that Settlement Date, free of all restrictions hereunder, except for applicable federal securities laws restrictions, and will enter the Participant’s name as shareholder of record with respect to such Shares on the books of the Company. The Participant acknowledges and agrees that Shares may be issued in electronic form as a book entry with the Company’s transfer agent and no physical certificates need be issued. 5. Restrictions on Transfer. Until the applicable Settlement Date, the Performance Stock Units may not be pledged, hypothecated or transferred in any manner other than by will or by the applicable laws of descent and distribution, or if approved in writing by the Administrator, by gift or domestic relations order to a Permitted Transferee, provided that the Performance Stock Units will remain subject to the terms of the Plan, the Certificate and this Agreement. 6. Compliance with Laws and Regulations. The issuance and transfer of Shares on any Settlement Date is subject to the Company’s and the Participant’s full compliance, to the satisfaction of the Company and its counsel, with all applicable requirements of federal, state and foreign securities laws and with all applicable requirements of any securities exchange on which the Common Stock may be listed at the time of issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission, foreign securities regulatory authority or any securities exchange to effect such compliance. 7. Tax Withholding. As a condition to the settlement under Section 4 above, on or before the date on which any portion of the Performance Stock Units vest the Participant must pay to the Company any federal, state or local taxes required by law to be withheld with respect to the Performance Stock Units that vest. In addition to the Company’s right to withhold from any compensation paid to the Participant by the Company, the Participant may provide for payment of withholding taxes in full by cash or check or, if the Administrator permits, by one or more of the alternative methods of payment set forth in the Plan. 8. [Dividend Equivalents. If the Company pays any cash dividend on its outstanding Common Stock for which the record date occurs after the Date of Grant, the Administrator will credit the Performance Stock Unit Account as of the dividend payment date in an amount equal to the dividend paid by the Company on a single Share multiplied by the number of Performance Stock Units under this Agreement that are unvested as of the record date (“Dividend Equivalents”). Dividend Equivalents will be subject to all of the terms and conditions of this Agreement, and will vest or be paid to the Participant if, and only if, the corresponding Performance Stock Unit vests and is settled. Any payment in respect of Dividend Equivalents will be subject to tax withholding by the Company.]2 2 Including Dividend Equivalents is optional at the Administrator’s discretion.

9. No Right to Continued Service. Nothing in this Agreement or in the Plan imposes or may be deemed to impose, by implication or otherwise, any limitation on any right of the Company or its Affiliates to terminate the Participant’s Continuous Service at any time. 10. Representations and Warranties of the Participant. The Participant represents and warrants to the Company as follows: (a) Acknowledgement and Agreement to Terms of the Plan. The Participant acknowledges receipt of a copy of the Plan, the Certificate, this Agreement and the prospectus dated [_________], 2017 covering the Shares reserved for issuance under the Plan. The Participant has read and understands the terms of the Plan, the Certificate and this Agreement and agrees to be bound by their terms and conditions. The Participant acknowledges that there may be adverse tax consequences on the vesting and settlement of the Performance Stock Units or disposition of any Shares received on settlement of Performance Stock Units, and that the Participant should consult a tax advisor before such time. The Participant agrees to sign such additional documentation as the Company may reasonably require from time to time. (b) Compliance with Securities Laws. The Participant understands and acknowledges that, notwithstanding any other provision of the Agreement to the contrary, the issuance and holding of Shares is expressly conditioned on compliance with the Securities Act and all applicable federal, state and foreign securities laws. The Participant agrees to cooperate with the Company to ensure compliance with such laws. (c) Consent to Market Standoff. If an underwritten public offering by the Company of its equity securities occurs, the Participant agrees not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of the registration statement as may be requested by the Company or the underwriters. In order to enforce the Market Standoff, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable standoff period. If there is any change in the number of outstanding Shares by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off, or a spin-off), a merger or consolidation, a reverse merger, or similar transaction, then any new, substituted, or additional securities which are by reason of the transaction distributed with respect to any Shares subject to the Market Standoff, or into which the Shares thereby become convertible, will immediately be subject to the Market Standoff. 11. No Interest in Company Assets. All amounts credited to the Participant’s Performance Stock Unit Account under this Agreement will continue for all purposes to be part of the general assets of the Company. The Participant’s interest in the Performance Stock Unit Account will make the Participant only a general, unsecured creditor of the Company.

12. No Shareholder Rights before Issuance. The Participant will have no right, title or interest in, nor be entitled to vote or to receive distributions in respect of, nor otherwise be considered the owner of, any of the Shares covered by the Performance Stock Units until the Shares are issued in accordance with Section 4 hereof. 13. General Terms (a) Interpretation. Any dispute regarding the interpretation of this Agreement must be submitted by the Participant or the Company to the Administrator for review. The Administrator’s resolution of such dispute will be final and binding on the Company and the Participant. (b) Entire Agreement. The Plan and the Certificate are incorporated into this Agreement by reference, and the Participant hereby acknowledges that a copy of each has been made available to the Participant. This Agreement, the Certificate and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, the Certificate and the Plan, the Plan will govern. (c) Modification. This Agreement may be modified only in writing signed by both parties. (a) Notices. Any notice required under this Agreement to be delivered to the Company must be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant must be in writing and addressed to the Participant at the address indicated on the Certificate or to such other address as the Participant designates in writing to the Company. All notices will be deemed to have been delivered: (i) on personal delivery, (ii) five days after deposit in the United States mail by certified or registered mail (return receipt requested), (iii) two business days after deposit with any return receipt express courier (prepaid) or (iv) one business day after transmission by fax or email. (d) Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding on and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement is binding on the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns. (e) Governing Law. This Agreement is governed by and to be construed in accordance with the laws of the State of Texas without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then that provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.